UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021 (February 11, 2021)

Floor & Decor Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway SE Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

(404) 471-1634

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Floor & Decor Holdings, Inc. (the “Company”) deeply regrets to disclose that Michael Fung, a member of the Company’s Board of Directors (the “Board”), passed away on February 10, 2021. The Company is deeply saddened by Mr. Fung’s untimely passing and extends its sincere condolences to Mr. Fung’s family. Mr. Fung joined the Company’s Board as an independent director in April 2017 and served as the chairperson of the Board’s Audit Committee (the “Audit Committee”) at the time of his passing.

Following Mr. Fung’s death, the Board has been reduced to ten members, eight of whom are independent directors. The Audit Committee has been reduced to two members, both of whom are independent directors. As a result, the Company is no longer compliant with Section 303A.07(a) of the New York Stock Exchange (“NYSE”) Listed Company Manual (the “Listed Company Manual”), which requires that the audit committee of an NYSE-listed company consist of at least three members, each of whom is an independent director.

The Company notified the NYSE of Mr. Fung’s passing and the resulting non-compliance with the Listed Company Manual on February 11, 2021. Since the non-compliance resulted from the death of a director, the NYSE has advised the Company that it does not currently plan to publicly disseminate a below compliance indicator or include the Company on the NYSE’s list of noncompliant issuers. The Company expects to appoint an additional member to the Audit Committee that meets the independence requirements of Section 10A-3 of, and Rule 10A-3 under, the Securities Exchange Act of 1934, as amended, and Section 303A.02 of the Listed Company Manual shortly. Upon appointing such new member of the Audit Committee, the Company will regain compliance with the applicable NYSE listing standard.

Forward-Looking Statements

Statements included in this Form 8-K may constitute “forward-looking statements,” which relate to future events or the Company’s future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: February 12, 2021	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Executive Vice President, General Counsel, and Secretary